LIABILITIES AND DEBT - Accrued Expenses and Other Liabilities (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
LIABILITIES AND DEBT
Accrued expenses	$ 213,740	$ 92,074
Reserve for returns	33,933	5,229
Payroll related liabilities	1,204,665	843,704
Sales tax liability	268,723	196,410
Due to seller	396,320
Other liabilities	119,764	108,230
Accrued Liabilities and Other Liabilities, Total	2,237,145	1,245,646
Estimated Penalties Associated With Accrued Payroll Taxes	$ 262,000	$ 152,000